UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 22, 2005

MOTHERS WORK, INC.

(Exact name of Registrant as specified in Charter)

Delaware	0-21196	13-3045573
(State or Other Jurisdiction of Incorporation or Organization)	Commission File number	(I.R.S. Employer Identification Number)

456 North 5th Street

Philadelphia, PA 19123

(Address of Principal Executive Offices)

(215) 873-2200

(Registrant’s telephone number, including
area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02. Results of Operations and Financial Condition

On November 22, 2005, Mothers Work, Inc. (“Mothers Work” or the “Company”) issued a press release and held a broadly accessible conference call to discuss its financial results for its fourth fiscal quarter and year ended September 30, 2005.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  Exhibit 99.2 attached hereto and incorporated by this reference sets forth certain financial information discussed on the conference call that was not included in the press release.

The press release contained non-GAAP financial measures within the meaning of the Securities and Exchange Commission’s Regulation G.  Mothers Work believes that the non-GAAP financial measure Adjusted EBITDA (operating income (loss) before deduction for the following non-cash charges: (i) depreciation and amortization expense; (ii) loss on impairment of long-lived assets; (iii) loss on disposal of assets; and (iv) stock-based employee compensation expense (based on the provisions of SFAS 123(R) that are applicable beginning in fiscal 2006), together with the percentage of net sales represented by this measure, provides useful information about the Company’s results of operations to both investors and management because it constitutes an informative gauge of operating profitability.  This measure provides information that the Company believes investors and securities research analysts in retailing and other businesses view as important and commonly use to evaluate the Company’s financial performance and prospects for the future, and to make investment decisions.  This measure is also significant to institutional lenders, and is considered an important internal benchmark of performance by the Company.  This measure should be considered in addition to, and not as a substitute for, or superior to, GAAP measures.

With respect to the non-GAAP financial measure discussed in the press release, Mothers Work has provided, as an attachment to such press release, a reconciliation of the non-GAAP financial measure to the most directly comparable GAAP financial measure.

The disclosure in this Current Report, including in the Exhibits attached hereto, of any financial information shall not constitute an admission that such information is material.

Item 9.01. Financial Statements and Exhibits

The following exhibits are furnished with this Form 8-K:

Exhibit No.	Description
99.1	Press release of Mothers Work, Inc. issued November 22, 2005.
99.2	Certain financial information discussed in the fourth quarter and year end (FY 2005) earnings release conference call held November 22, 2005, not included in the press release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: November 25, 2005	MOTHERS WORK, INC.

	By:	/s/ Edward M. Krell
Edward M. Krell
Executive Vice President - Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Mothers Work, Inc. issued November 22, 2005.
99.2	Certain financial information discussed during the fourth quarter and year end (FY 2005) earnings release conference call held November 22, 2005, not included in the press release.